SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934            (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ X]   Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only
 (as permitted by Rule 14a-6(e)(2))
[    ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The Irish Investment Fund, Inc. . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)

                           Brigid O. Bieber, Secretary
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       2) Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       4) Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



       5) Total fee paid:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       2)  Form, Schedule or Registration Statement No.:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       3)  Filing Party:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       4)  Date Filed:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                         THE IRISH INVESTMENT FUND, INC.
                  c/o First Data Investor Services Group, Inc.
                          One Exchange Place -- BOS 865
                                 53 State Street
                           Boston, Massachusetts 02109
                                                       -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                       -------------------------

To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Irish Investment Fund, Inc. (the "Fund") will be held on March 10, 1998, at [ ] [location to be determined], for the following purposes:

    1. To elect two (2) Directors of the Fund (Proposal 1).

    2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year ending October 31, 1998 (Proposal 2).

 3.   To approve a New U.S. Co-Advisory Agreement between the Fund and
Salomon Brothers Asset          Management    Inc    ("SBAM")
(Proposal 3).

    4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     Only stockholders of record at the close of business on January 5, 1998 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                                     BRIGID O. BIEBER
                                                     Secretary


Dated:   January 26, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR
COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.




                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2.    Joint Accounts: Either party may sign, but the name of the
party signing should conform exactly          to the name shown
in the registration.

    3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  Registration                       Valid Signature

Corporate Accounts

(1) ABC Corp. ..................................ABC Corp.
(2) ABC Corp. ..........................................John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer .................................John Doe
(4) ABC Corp. Profit Sharing Plan .......................     John Doe, Trustee

Trust Accounts

(1) ABC Trust ........................................ Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee ................................... Jane B. Doe
     u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ......................     John B. Smith
(2) Estate of John B. Smith ...................John B. Smith, Jr., Executor

                                          THE IRISH INVESTMENT FUND, INC.
                                   c/o First Data Investor Services Group, Inc.
                                           One Exchange Place -- BOS 865
                                                  53 State Street
                                            Boston, Massachusetts 02109

                                        -----------------------------------

                                                  PROXY STATEMENT
                                        -----------------------------------

      This proxy statement is furnished by the Board of Directors of The Irish Investment Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on March 10, 1998 at [ ][location to be determined]. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for the other proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-468-6475.

      In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

      The close of business on January 5, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,009,000 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about January 26, 1998.

      The expense of solicitation will be borne by the Fund and Salomon Brothers Asset Management Inc (referred to herein as "SBAM" and the "U.S. Co-Advisor") and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Bank of Ireland Asset Management (U.S.) Limited ("Principal Investment Adviser") and SBAM. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

      The date of this Proxy Statement is January 26, 1998.



                                               ELECTION OF DIRECTORS
                                                 (Proposal No. 1)

     At the Meeting, two Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and William P. Clark, Class II consists of James M. Walton and Denis P. Kelleher, and Class III consists of Gerald F. Colleary. Messrs. Kelleher and Walton, the Directors in Class II, are being considered for election at this Meeting. If elected, Messrs. Kelleher and Walton will each hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the stockholders, for the election of Denis P. Kelleher and James M. Walton.

      As nominees for election to the Board, Messrs. Kelleher and Walton have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that Messrs. Kelleher and Walton will become unavailable for election as Directors, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

      The Directors and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                Common Stock of the
                                    First                                                        Fund Beneficially
                                  Became a                                                      Owned as of January
Name, Age, Position with Fund,    Director/      Term       Principal Occupations and Other          5, 1998**
 and Address                       Officer     Expiring               Affiliations                                     Percent

Peter J. Hooper, 57                 1990         2000     Consultant;  formerly  President and           0              ****
Chairman of the Board                                     General  Manager,  Bank of  Ireland,
Westchester Financial Center                              New York;  Director  of the  Ireland
Suite 1053                                                United  States  Council for Industry
50 Main Street                                            and Commerce
White Plains, NY  10606

William P. Clark, 66                1990         2000     Chief  Executive  Officer  of  Clark         1,000            ****
Director                                                  Company;  Sr.  Counsel  to  the  law
1031 Pine Street                                          firm Clark, Cali and Negranti;
Paso Robles, CA  93446                                    Director,    Lawter   International,
                                                          Inc.,  SBC   Communications,   Inc.;
                                                          formerly,     Secretary    of    the
                                                          Depart-ment    of   the    Interior,
                                                          Adviser   to   the   President   for
                                                          National  Security  Affairs,  Deputy
                                                          Secretary  of  the   Department   of
                                                          State,    and    Justice    of   the
                                                          California Supreme Court

*Gerald F. Colleary, 48             1990         1999     Director and Senior Vice                        0             ****
Director                                                  President,  Bank  of  Ireland  Asset
20 Horseneck Lane                                         Management (U.S.) Limited
Greenwich, CT  06830

*James M. Walton, 67                1990         1998     Formerly,    Director    and    Vice         1,000            ****
Director                                                  Chairman,     MMC    Group,     Inc.
525 William Penn Place                                    (management company)
Room 3902
Pittsburgh, PA  15219





                                                                                                Common Stock of the
                                    First                                                        Fund Beneficially
                                  Became a                                                      Owned as of January
Name, Age, Position with Fund,    Director/      Term       Principal Occupations and Other          5, 1998**
 and Address                       Officer     Expiring               Affiliations                                     Percent

Denis P. Kelleher, 58 Director      1991         1998     Chief   Executive   Officer,    Wall         15,000           ****
17 Battery Place                                          Street  Access;   Director,   Staten
New York, NY  10004                                       Island Savings Bank

Richard H. Rose, 42                 1995         ***      Vice President, First Data                       0            ****
President and Treasurer                                   Investor   Services   Group,   Inc.;
One Exchange Place                                        previously,  Senior  Vice  President
53 State Street                                           of The Boston Company Advisors, Inc.
Boston, MA  02109

William A. Harkins, 30              1997         ***      Assistant   Treasurer,   First  Data             0            ****
Assistant Treasurer                                       Investor   Services   Group,   Inc.;
One Exchange Place                                        previously,      Client     Treasury
53 State Street                                           Manager,    First   Data    Investor
Boston, MA  02109                                         Services  Group,  Inc. and Assistant
                                                          Manager   of  Fund   Compliance   at
                                                          Scudder, Stevens and Clark, Inc.

Brigid O. Bieber, 37                1994         ***      Counsel, First Data Investor                     0            ****
Secretary                                                 Services  Group,  Inc.;  previously,
One Exchange Place                                        Vice    President    and   Associate
53 State Street                                           General Counsel,  The Boston Company
Boston, MA  02109                                         Advisors, Inc.

Elizabeth A. Russell, 35            1997         ***      Counsel,    First   Data    Investor             0            ****
Assistant Secretary                                       Services  Group,  Inc.;  previously,
One Exchange Place                                        Assistant    Vice    President   and
53 State Street                                           Counsel,    The    Boston    Company
Boston, MA  02109                                         Advisors, Inc.

All Directors and Officers as a group.................................                                17,000       ****
                                                                                                      ------       ====

---------

      *  "Interested"  Director  within the meaning of the  Investment  Company Act of 1940,  as amended (the "1940
     Act").       Mr. Colleary is an "interested"  Director  because of his affiliation  with Bank of Ireland Asset
     Management (U.S.)     Limited,  which  acts as the  Fund's  principal  investment  adviser.  Mr.  Walton is an
     "interested" Director within the       meaning  of the  1940 Act  because  he  directly  or  indirectly  owns,
     shares of Travelers Group Inc., the parent company of             Salomon Smith Barney Holdings Inc.

    **   This information has been furnished by each Director and Officer.

  *** Each Officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

****  Less than 1%.

      There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 1997. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 1997 were $57,288.



      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Clark, Hooper, Kelleher, and Walton. Messrs. Clark, Hooper, and Kelleher are "non-interested" Directors. The Audit Committee met once during the fiscal year ended October 31, 1997. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

      The following table sets forth certain information regarding the compensation of the Fund's Directors and Officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Principal Investment Adviser or U.S. Co-Adviser or any affiliate thereof an annual fee of $7,000 plus $700 for each meeting of the Board of Directors or a committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional $3,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator, receive no compensation or expense reimbursement from the Fund. No Officer received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1997.


                                                COMPENSATION TABLE
                                                      for the
                                        Fiscal Year Ended October 31, 1997


                                                        Pension or
                                                        Retirement        Estimated
                                                     Benefits Accrued      Annual       Total Compensation
                                    Aggregate         as Part of Fund     Benefits     From the Fund Paid
 Name of Person and Position    Compensation From        Expenses           upon           to Directors
                    --------                 -----       --------                          ------------
                                     the Fund                            Retirement

Peter J.                             $14,000                 0               N/A             $14,000
Hooper..................
    Chairman of the Board

William P.                           $10,500                 0               N/A             $10,500
Clark...............
    Director

Gerald F.                              $ 0                   0               N/A               $ 0
Colleary.............
    Director

James M.                             $10,500                 0               N/A             $10,500
Walton...............
    Director

Denis P.                             $10,500                 0               N/A             $10,500
Kelleher...............
    Director

Required Vote

      In the election of the Directors of the Fund, the candidates receiving the highest number of votes cast at the Meeting, if a quorum is present, shall be elected.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO.1.




                                       SELECTION OF INDEPENDENT ACCOUNTANTS
                                                 (Proposal No. 2)

      A majority of the Directors who are not "interested" Directors of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) has recommended that shareholders approve Price Waterhouse LLP as independent accountants for the Fund for the year ending October 31, 1998. The approval of the independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying Proxy Statement will vote for Price Waterhouse LLP. It is expected that a representative of Price Waterhouse LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

      The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

Required Vote

      Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS OF THE FUND, RECOMMEND THAT YOU VOTE "FOR" PROPOSAL NO. 2.


     APPROVAL OF A NEW U.S. CO-ADVISORY AGREEMENT BETWEEN SBAM AND THE FUND (Proposal No. 3)

Background

      On September 24, 1997, Travelers Group Inc. ("Travelers") and Salomon Inc ("Salomon") entered into a Merger Agreement pursuant to which a wholly-owned subsidiary of Travelers agreed to merge into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). Thereafter, under the Merger Agreement Smith Barney Holdings Inc., a subsidiary of Travelers, would merge with and into Salomon Smith Barney, with Salomon Smith Barney as the surviving entity (the two mergers collectively, the "Transaction"). The Transaction was completed on November 28, 1997.

      As a result of the Transaction, Salomon, the ultimate parent corporation of SBAM, has been reconstituted as Salomon Smith Barney and has become a wholly-owned subsidiary of Travelers. SBAM currently, and at the time of the Transaction, serves as the U.S. Co-Advisor to the Fund. The Transaction could be deemed to have resulted in an "assignment," as defined by the 1940 Act, of the U.S. Co-Advisory agreement between the Fund and SBAM in effect prior to the closing of the Transaction (the "Former U.S. Co-Advisory Agreement").

      As required by the 1940 Act, the Former U.S. Co-Advisory Agreement provided for an automatic termination in the event of its "assignment," as defined by the Act. The 1940 Act defines assignment to include any direct or indirect transfer or hypothecation of a contract. Therefore, the Transaction could be deemed to have given rise to an assignment within the meaning of the 1940 Act, and resulted in the automatic termination of the Former U.S. Co-Advisory Agreement.

      On November 19 and November 21, 1997, the Directors of the Fund, including the Directors who are not parties to the Former U.S. Co-Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Directors"), approved, subject to the required shareholder approval described herein, a new U.S. Co-Advisory Agreement between the Fund and SBAM (the "New U.S. Co-Advisory Agreement") to take effect upon the closing of the Transaction and recommended approval of the New U.S. Co-Advisory Agreement by the stockholders of the Fund.

Information Concerning SBAM and Travelers

      SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM has served as the U.S. Co-Adviser pursuant to the Fund's Former U.S. Co-Advisory Agreements since the Fund's commencement of operations.

      As of September 30, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $25.9 billion of assets, of which SBAM manages approximately $19.3 billion. The principal business address of SBAM is 7 World Trade Center, New York, New York 10048.

      The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.

                                                      Title and
Name                                        Principal Occupation

Thomas W. Brock...........................  Chairman, Chief Executive Officer and Managing Director
                                             of SBAM and Managing Director and Member of
                                             the Management Board of Salomon Brothers Inc

Michael S. Hyland...........................President, Managing Director and Member of the
                                            Board of SBAM and Managing Director of Salomon
                                            Brothers Inc

Rodney B. Berens..........................  Managing Director and Member of the Board of
                                            SBAM and Managing Director and Member of the
                                            Management Board of Salomon Brothers Inc

Vilas V. Gadkari............................Managing Director and Member of the Board of
                                            SBAM and Managing Director of Salomon Brothers Inc

Zachary Snow............................... Secretary of  SBAM and Managing Director and
                                            Counsel of  Salomon Brothers Inc

      The business address of each person listed above, other than Mr. Gadarki, is 7 World Trade Center, New York, New York 10048 and the business address of Mr.Gadarki is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

      The Fund has been informed that Berkshire Hathaway, Inc., a Delaware corporation, owned beneficially, as of September 30, 1997, shares of Common Stock and Preferred Stock, Series A, of Salomon, constituting in excess of 10% of the votes entitled to be cast by the outstanding voting securities of Salomon. Messrs. Brock and Hyland currently own common stock of Travelers, which they received in exchange for the common stock they held of Salomon.

      Travelers is a publicly traded financial services holding company whose principal business address is 388 Greenwich Street, New York, New York 10013. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through its subsidiaries.




     Description of the Former U.S. Co-Advisory Agreement and the New U.S. Co-Advisory Agreement

      The Former U.S. Co-Advisory Agreement between the Fund and SBAM was executed on March 30, 1990 and was last approved by the Directors, including a majority of the Independent Directors, at a meeting of the Board of Directors on March 20, 1997. The Former U.S. Co-Advisory Agreement was last approved by stockholders on June 27, 1991. If the New U.S. Co-Advisory Agreement is approved by the stockholders of the Fund, as described herein, SBAM will continue to serve as the U.S. Co-Adviser to the Fund and will provide the same services to the Fund as provided to the Fund under the Former U.S. Co-Advisory Agreement. Except for the investment advisory fee, duration, and the effective and termination dates (as discussed herein), the terms of the New U.S. Co-Advisory Agreement are identical in all material respects to the terms of the Former U.S. Co-Advisory Agreement. A form of the New U.S. Co-Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New U.S. Co-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Services Provided

      The New U.S. Co-Advisory Agreement, just as the Former U.S. Co-Advisory Agreement, contains the following provisions. The U.S. Co-Adviser shall provide the Fund's Principal Investment Adviser and the Fund such investment advice, research and assistance as BIAM and the Fund shall from time-to-time reasonably request; furnish to BIAM and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community and in particular within the European Community; consult with BIAM and the Fund with respect to emerging trends and developments in the European Community with particular emphasis on opportunities for Irish entities both domestically and internationally; monitor the shares of the Fund with the shares of other closed-end investment companies selected for such comparison jointly by the Fund, the U.S. Co-Adviser and BIAM, with respect to market price, net asset value, distributions and other market indices and performance indicators selected jointly by the Fund, the U.S. Co-Adviser and BIAM and monitor the effect of issuer tender offers and share repurchase programs; evaluate the trading pattern in the Fund's shares, the potential causes of any discount from, or premium over, net asset value per share and actions which might be taken with respect to any such variations from net asset value; furnish investment advice regarding global and U.S. (including governmental and private issuers) debt securities, particularly with respect to the period of initial investment of the Fund's assets in Irish securities, the investment of the Fund's assets during defensive periods and the investment of the Fund's assets held pending distributions to the Fund's shareholders or payment of the Fund's expenses or pending reinvestment of the Fund's assets in securities; provide investors with information with respect to the Irish economy and securities market, the asset value of the Fund's portfolio and the general composition of such portfolio and other asset management issues, including by making available to investors, at the U.S. Co-Adviser's expense, a toll free telephone number which may be used to access such information; supervise and coordinate the work of the Fund's Administrator with respect to regulatory filings and the overall administration of the Fund in the United States; furnish, without undue expense to the U.S. Co-Adviser, for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in New York and to furnish, at the expense of the U.S. Co-Adviser, clerical services in New York related to research, statistical and investment work for the benefit of the Fund; and to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees (including, where applicable, the Fund's share of payroll taxes) as are directors, officers or employees of the U.S. Co-Adviser or any of its affiliates; provided, however, that the Fund, and not the U.S. Co-Adviser, shall pay travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the U.S. Co-Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

         The U.S. Co-Adviser also agrees to maintain a staff within its organization to furnish the above services to the Fund and to BIAM. The U.S. Co-Adviser shall bear all expenses arising out of its duties hereunder.

         Investment Advisory Fee

         As compensation to the U.S. Co-Adviser the Fund will pay, pursuant to the New U.S. Co-Advisory Agreement, a monthly fee at the annual rate of 0.20% of the Fund's average weekly net assets. The advisory fee under the Former U.S. Co-Advisory Agreement was 0.25%. During the fiscal year ended October 31, 1997, the Fund's investment advisory fees paid to SBAM amounted to $225,282. Neither SBAM nor any affiliated person of SBAM nor any affiliated person of such person received any other fees from the Fund for services provided to the Fund or any other material payments from the Fund during the Fiscal year ended October 31, 1997.

         Duration and Termination of the New U.S. Co-Advisory Agreement

         The Fund's New U.S. Co-Advisory Agreement will have an initial term of one (1) year and thereafter will continue in effect for successive one (1) year periods, provided such continuance is specifically approved at least annually by: (i) a majority of the Board of Directors of the Fund who are not parties to the New U.S. Co-Advisory Agreement, and who are not "interested persons" (as defined by the 1940 Act) of any such party; and (ii) a majority of the Board of Directors of the Fund or the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Fund. The New U.S. Co-Advisory Agreement may be terminated, without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by a vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Fund, except that the New U.S. Co-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Key Considerations Concerning the New U.S. Co-Advisory Agreement

      At meetings held on November 19 and November 21, 1997, the Board of Directors considered whether the New U.S. Co-Advisory Agreement with SBAM was in the best interests of the Fund and its stockholders. In connection with their review of the New U.S. Co-Advisory Agreement, the Directors requested and reviewed, with the assistance of Fund counsel, materials furnished by SBAM and Travelers. These materials included financial statements, as well as other written information, regarding SBAM and Travelers and their personnel, operations and financial condition. After a presentation of information on this matter and detailed discussion, the Directors, including a majority of the Independent Directors, approved the New U.S. Co-Advisory Agreement with SBAM and voted to recommend its approval by the stockholders of the Fund. In making these determinations, the Directors considered, among other things, the following factors:

1. The key professionals who have been responsible for servicing the Fund to date are expected to continue to be responsible for servicing the Fund.

 2. The New U.S. Co-Advisory Agreement with SBAM is materially identical to the Former U.S. Co-Advisory Agreement with respect to the nature and scope of the operations and services to be provided. Therefore, there will be no change in the duties and other terms of engagement of the Fund's U.S. Co-Adviser. However, the New U.S. Co-Advisory agreement provides for a 0.05% reduction of fees from 0.25% of the Fund's average weekly net assets to 0.20% of the Fund's average weekly net assets. The New U.S. Co-Advisory Agreement was effective as of the closing date of the Transaction on November 28, 1997.

      The Directors also considered the terms of the Transaction, compared the ownership and control of SBAM and considered the extent to which personnel and resources would be enhanced by the personnel and resources of Travelers. The Directors also considered, as they have in the past, the nature and quality of services expected to be provided by SBAM and information regarding fees, expense ratios and performance. In evaluating SBAM's ability to provide advisory services to the Fund, the Directors considered information as to SBAM's business organization, financial resources and personnel.

Section 15(f) of the 1940 Act

      Section 15(f) of the 1940 Act provides that, when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Board of Directors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

      The second condition is that, during the three (3) year period immediately following the Transaction, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser of the investment company or the predecessor investment adviser within the meaning of the 1940 Act. At present, 75% of the Directors are not "interested persons" of the U.S. Co-Adviser or any of its affiliates.

Recommendation and Required Vote

      Based upon its review, the Board of Directors of the Fund concluded that the New U.S. Co-Advisory Agreement is reasonable, fair and in the best interests of the Fund and its stockholders, and that the fees provided in the New U.S. Co-Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Directors, including a majority of the Independent Directors (as defined by the 1940 Act), approved the New U.S. Co-Advisory Agreement and voted to recommend its approval by the stockholders of the Fund.

      At the Meeting, the stockholders of the Fund will vote on the proposed New U.S. Co-Advisory Agreement. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting if more than 50% of such outstanding shares are present or represented by proxy, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for the purpose of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS OF THE FUND, RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.

                                              ADDITIONAL INFORMATION

Investment Advisers and Administrator

      The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. BIAM, an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Principal Investment Adviser. BIAM's office in the United States is located at 20 Horeseneck Lane, Greenwich, Connecticut 06830. The Fund's U.S. Co-Adviser is SBAM, a United States investment advisory firm. SBAM is located at 7 World Trade Center, New York, New York 10048.

      Investor Services Group, located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, provides administration services to the Fund.

                                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of January 5, 1998, Cede & Co., a nominee partnership of Depository Trust Company, located at 7 Hanover Square, New York, New York 10004, held 4,814,457 or 9.61% of the Fund's shares.

                            COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Fund's Directors and Officers, certain persons affiliated with the Principal Investment Adviser and the U.S. Co-Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers, and greater than 10% shareholders are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

      Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during 1997 all such filing requirements applicable to such persons were complied with, except that the Form 4 report required to be filed by William P. Clark, Director of the Fund, was filed late.

                                         BROKER NON-VOTES AND ABSTENTIONS

      A  proxy  which  is  properly   executed  and  returned   accompanied   by
instructions to withhold authority to vote, represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each successful candidate receives the highest amount of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal. The approval of the New U.S. Co-Advisory Agreement (Proposal 3) requires the affirmative vote of a majority (as defined by the 1940
Act) of the outstanding shares present or represented by proxy at the Meeting; therefore, abstentions will have the same effect as votes cast against the Proposal.

                                                   OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                                               STOCKHOLDER PROPOSALS

      A  stockholder's  proposal  intended to be presented at the Fund's  Annual
Meeting of Stockholders in 1999 must be received by the Fund on or before February 16, 1998 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.
                                Brigid O. Bieber
                                    Secretary
Dated: January 26, 1998

      Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                                                       EXHIBIT A
                                                      FORM OF
                                            U.S. CO-ADVISORY AGREEMENT


         Agreement dated and effective as of November 28, 1997, between THE IRISH INVESTMENT FUND, INC., a Maryland corporation (herein referred to as the "Fund") and Salomon Brothers Asset Management Inc, a Delaware corporation (herein referred to as the "U.S. Co-Adviser").

         1. The U.S. Co-Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to furnish to the Fund's Principal Investment Adviser, Bank of Ireland Asset Management (U.S.) Limited (herein referred to as "BIAM") and the Fund such investment advice, research and assistance as BIAM and the Fund shall from time-to-time reasonably request; (ii) to furnish to BIAM and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community and in particular within the European Community; (iii) to consult with BIAM and the Fund with respect to emerging trends and developments in the European Community with particular emphasis on opportunities for Irish entities both domestically and internationally; (iv) to monitor the shares of the Fund with the shares of other closed-end investment companies selected for such comparison jointly by the Fund, the U.S. Co-Adviser and BIAM, with respect to market price, net asset value, distributions and other market indices and performance indicators selected jointly by the Fund, the U.S. Co-Adviser and BIAM and to monitor the effect of issuer tender offers and share repurchase programs; (v) to evaluate the trading pattern in the Fund's shares, the potential causes of any discount from, or premium over, net asset value per share and actions which might be taken with respect to any such variations from net asset value; (vi) to furnish investment advice regarding global and U.S. (including governmental and private issuers) debt securities, particularly with respect to the period of initial investment of the Fund's assets in Irish securities, the investment of the Fund's assets during defensive periods and the investment of the Fund's assets held pending distributions to the Fund's shareholders or payment of the Fund's expenses or pending reinvestment of the Fund's assets in securities; (vii) to provide investors with information with respect to the Irish economy and securities market, the asset value of the Fund's portfolio and the general composition of such portfolio and other asset management issues, including by making available to investors, at the U.S. Co-Adviser's expense, a toll free telephone number which may be used to access such information; (viii) to supervise and coordinate the work of the Fund's Administrator with respect to regulatory filings and the overall administration of the Fund in the United States; (ix) to furnish, without undue expense to the U.S. Co-Adviser, for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in New York and to furnish, at the expense of the U.S. Co-Adviser, clerical services in New York related to research, statistical and investment work for the benefit of the Fund; and (x) to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees (including, where applicable, the Fund's share of payroll taxes) as are directors, officers or employees of the U.S. Co-Adviser or any of its affiliates; provided, however, that the Fund, and not the U.S. Co-Adviser, shall pay travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the U.S. Co-Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

         In connection herewith, the U.S. Co-Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund and to BIAM. The U.S. Co-Adviser shall bear all expenses arising out of its duties hereunder.

         2. The Fund agrees to pay in U.S. Dollars to the U.S. Co-Adviser, as full compensation for the services to be rendered and expenses to be borne by the U.S. Co-Adviser hereunder, a fee, payable monthly, at an annualized rate equal to 0.20% of the value of the average weekly net assets of the Fund. For purposes of computing the monthly fee, the weekly net assets of the Fund for a month shall be determined as of the close of business in New York on the last New York Stock Exchange business day of each week with respect to which such last business day falls within that month, and the aggregate value of all such weekly net assets shall be divided by the number of such weeks in such month. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the directions of the Fund's Board of Directors. Such fee shall be computed beginning on the date on which the Fund receives the net proceeds of the sale of its shares of common stock in the initial public offering thereof (the "Effective Date") until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month during which the Effective Date occurs shall be pro-rated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee to the U.S. Co-Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before the end of any month, such fee shall be payable on the date of termination of this Agreement.

         3. The U.S. Co-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and the U.S. Co-Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

         4. The services provided hereunder by the U.S. Co-Adviser are not to be deemed exclusive and the U.S. Co-Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the U.S. Co-Adviser an agent of BIAM or of the Fund.

         5. The U.S. Co-Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the U.S. Co-Adviser nor its officers, directors, employees, agents or any controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard on the part of the U.S. Co-Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the U.S. Co-Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the U.S. Co-Adviser.

         6. This Agreement shall remain in effect for a period of one year from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or the U.S. Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

             Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the U.S. Co-Adviser, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the U.S. Co-Adviser shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

         7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto other than as permitted pursuant to Section 6. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or the U.S. Co-Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the U.S. Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval, unless such shareholder approval is deemed not to be required under the 1940 Act.

         8. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein the terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         9. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such notice, air mail postage prepaid, on the day on which such telex or facsimile is sent to the address set forth below) to the following address, telex and facsimile numbers:

     If to the Fund, to the attention of Richard H. Rose, President, c/o First Data Investor Services Group, Inc., 53 State Street, Boston, MA 02109, Telephone No. (617) 573-1351, Facsimile No. (617) 557-7125, with copy to Brigid O. Bieber, Secretary, 53 State Street, Boston, MA 02109, Telephone No. (617) 573-1529, Facsimile No. (617) 722-9269.

     If to Salomon Brothers Asset Management Inc, to the attention of Michael S. Hyland, President, 7 World Trade Center, New York, NY 10048, Telephone No. (212) 783-7416, Facsimile No. (212) 783-1938.

         or to such other address as to which the recipient shall have informed the other parties in writing.

         Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.

         10. Each party hereto irrevocably agrees that any suit, action or proceeding against the U.S. Co-Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction or each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                    THE IRISH INVESTMENT FUND, INC.

                                    By:              /s/ Richard H. Rose
                                            Name:    Richard H. Rose
                                            Title:   President

                                    SALOMON BROTHERS ASSET MANAGEMENT INC

                                    By:              /s/ Michael S. Hyland
                                            Name:    Michael S. Hyland
                                            Title    President

                            THE IRISH INVESTMENT FUND, INC.

                       PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    Annual Meeting of Stockholders - March 10, 1998

      The undersigned hereby appoints Gerald F. Colleary, Peter J. Hooper, Brigid O. Bieber, and Elizabeth A. Russell, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on January 5, 1998 at the Annual Meeting of Stockholders (the "Meeting") to be held on March 10, 1998, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                              (Continued on reverse side)

     |X|
                Please mark your
                votes as in this
                 example.


             FOR     WITHHELD                           FOR    AGAINST  ABSTAIN
1.         Nominees:  Denis P. Kelleher         2. Ratification of the
ELECTION                 (Class II Director)       selection of  Price
   OF                                               Waterhouse LLP as
                          James M. Walton           independent accountants for
DIRECTORS.                (Class II                  the fiscal year ended
                                                      October 31, 1998

  Director)

     For,  except vote withheld from the following nominee(s)


--------------------------------------------
4. To consider and vote upon such other
matters as may properly come before said Meeting or any adjournment thereof.

 FOR     AGAINST   ABSTAIN

3.  Approval of a new U.S. Co-Advisory                       Check Here for
Agreement between the Fund and                                Change
  Salomon Brothers Asset Management Inc.                  of Address and Note
                                                                hereon.

               This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" the election of the Nominees, Proposal 2 and 3, and Proposal 4, as such matters may arise. Please refer to the Proxy Statement for a discussion of all of the proposals. Please sign exactly as the name appears below. When shares are held by joint tenants, either party may sign.



               SIGNATURE:                                        __________DATE:
          ________________________________________________  (IMPORTANT):  Please
          sign this Proxy exactly as the name(s) appear hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, a majority of such persons, should sign. PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.